Exhibit 10(iii)A(2)

AMENDMENT NO. 1

TO

ACUITY BRANDS, INC.

SUPPLEMENTAL RETIREMENT PLAN FOR EXECUTIVES

THIS AMENDMENT made as of the              day of             , 2002, by Acuity Brands, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company maintains the Acuity Brands, Inc. Supplemental Retirement Plan for Executives (the “Plan”); and

WHEREAS, in connection with the establishment of the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan (“New SERP”), the Company desires to permit certain Plan Participants who may become eligible to participate in the New SERP to waive their accrued benefits under the Plan and to cease to participate in the Plan; and

WHEREAS, the Company now desires to amend the Plan to permit such election and to provide that no additional Executives will become eligible to participate on or after January 1, 2003;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Plan is hereby amended as follows:

1.

Section 2.1 is hereby amended by adding a new subsection (c) as follows:

“(c ) Cessation of New Participants and Waiver of Accrued Pension

Notwithstanding anything contained in the Plan to the contrary, no new Participants shall be admitted to the Plan after December 31, 2002, and, with the exception of James Balloun, who shall continue to participate in the Plan in accordance with its terms, a Participant shall not be credited with any Compensation, Credited Service or Eligible Service after December 31, 2002. With the exception of James Balloun, a Participant who is an actively employed Executive on December 31, 2002, may elect on such form and in such manner as provided by the Company, to waive his right to his Accrued Pension under the Plan and to cease to be a Participant in the Plan.”

2.

The within and foregoing amendments to the Plan shall be effective as of December 31, 2002. Except as hereby modified, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed as of the date first written above.

ACUITY BRANDS, INC.

By:
Title: